Exhibit 23

               Consent of Independent Certified Public Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 2-78323, 33-9082, 33-26468, 33-33701, 333-19007,
333-27935, 333-35059, 333-57977, 333-57979, 333-40666, 333-40664, 333-40658,
333-100055) and S-3 (Nos. 333-65825 and 333-80249) of Hughes Supply, Inc. of our
reports dated March 26, 2003, relating to the financial statements and financial statement schedule, which appear in this Form 10K.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Orlando, Florida
April 17,  2003